1940 Act File No. 811-3056

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.     19

                                  TRIDAN CORP.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                    477 Madison Avenue
                    New York, New York                           10022
         ---------------------------------------------------------------
         (Address of Principal Executive Office)               (Zip Code)

Registrant's Telephone Number
Including Area Code                                         (212) 371-2100
                                                            --------------

                             I. Robert Harris, Esq.
                          c/o Kantor, Davidoff, Wolfe,
                             Mandelker & Kass, P.C.
                               51 East 42nd Street
                            New York, New York 10017
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                  PART A - INFORMATION REQUIRED IN A PROSPECTUS

Item 1.   Outside Front Cover.
          --------------------
          Not applicable

Item 2.   Inside Front and Outside Back Cover Page.
          -----------------------------------------
          Not applicable

Item 3.   Fee Table and Synopsis.
          -----------------------
          Not applicable

Item 4.   Financial Highlights.
          ---------------------
          Not applicable

Item 5.   Plan of Distribution.
          ---------------------
          Not applicable

Item 6.   Selling Shareholders.
          ---------------------
          Not applicable

Item 7.   Use of Proceeds.
          ----------------
          Not applicable

Item 8.   General Description of the Registrant.
          --------------------------------------

     1. GENERAL: Registrant is a corporation organized under the laws of the State of New York. It was incorporated on January 7, 1929 under the name Triumph Hosiery Mills, Inc., and its corporate name was changed to Tridan Corp. on January 29, 1973. Prior to April 29, 1980, Registrant, through its subsidiaries, was engaged in the business of manufacturing and selling women's and children's apparel, principally under the trademark "Danskin". On April 28, 1980, the Registrant sold its assets and business to International Playtex, Inc., effective as of January 1, 1980, and since then has conducted business as an investment company, specifically a closed-end, non-diversified management company.

     2.   INVESTMENT OBJECTIVES AND POLICIES:

          RECITAL OF INVESTMENT OBJECTIVES

          The Registrant's investment objective is to achieve a high level of current income through investment primarily in fixed income securities which are exempt from federal income tax and which investments are consistent with flexible maturity and investment grade quality standards. Registrant intends to invest at least 50% of its invested assets in fixed income obligations of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, which will constitute Registrant's major portfolio emphasis, including industrial revenue bonds and other bonds, leases, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes and other notes. Registrant may also invest in nonmunicipal fixed income securities including obligations of the U.S. government and its agencies and instrumentalities, bank obligations, debt securities of corporate issuers, asset backed and mortgaged related securities and repurchase agreements. Registrant will invest only in securities of the type described above which have at the time of purchase (i) for municipal securities on a rating of Baa or higher by Moody's Investors Service, Inc., or BBB or higher by Standard & Poor's Corporation, (ii) for non-municipal securities B a rating of A1 or higher by Moody's, or A+ or higher by Standard & Poor's, or (iii) a credit quality which, in the opinion of the investment adviser, is equivalent to such ratings although the rating agencies may ascribe lower ratings or in the case of unrated securities. Such objective may be changed without the vote of the holders of a majority of the Registrant's outstanding voting securities.

          RECITAL OF FUNDAMENTAL POLICIES

          Registrant has the following policy with respect to each of the activities described below, which may not be changed without the approval of a majority of Registrant's outstanding voting securities.

          Registrant will not issue any senior securities.

          Registrant will not make short sales of securities, purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions) or write, purchase or sell puts, calls or combinations thereof, except that Registrant may purchase securities which have an attached put, i.e., the right to resell to the seller at an agreed-upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of such security).

          Registrant will not borrow money, except for temporary or emergency purposes (but not for investment purposes) in an amount up to 5 percent of the value of its assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

          Registrant will not underwrite securities issued by others. Registrant will not invest in restricted securities (securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public). Registrant may participate in bidding for the purchase of certain securities directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of a bidding group.

          Registrant will invest at least 50% of its invested assets in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest from which is exempt from federal income tax. Registrant may also invest up to 50% of its invested assets in nonmunicipal fixed income securities including obligations of the U.S. government and its agencies and instrumentalities, bank obligations, debt securities of corporate issuers, asset backed and mortgage related securities and repurchase agreements.

          Registrant will not purchase or sell real estate or real estate mortgage loans, except that Registrant reserves the freedom to invest in leases and in securities which are secured by, or have their revenues derived from, real estate or interests therein, provided that such investments are consistent with Registrant's investment objective and fundamental policies.

          Registrant  will  not  purchase  or  sell   commodities  or  commodity
contracts, including futures contracts in a contract market or other futures market.

          Registrant will not lend money or securities, except that Registrant may purchase debt securities in private placement transactions or public offerings in accordance with its investment objective and fundamental policies.

          In addition to the policies listed above, Registrant deems the following to be fundamental policies:

          Registrant will not purchase securities of other investment companies, except to the extent permitted by Section 12(d) of the Investment Company Act of 1940 and consistent with Registrant's investment objective and fundamental policies, or as they may be acquired in connection with a merger, consolidation, reorganization or acquisition of assets.

          Registrant will not invest for the purpose of exercising control or management of another company.

          Registrant will not invest in interests in oil, gas or mineral exploration or development programs.

          Registrant will not participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the adviser or affiliates to save commissions or to average prices among them is not deemed to result in a securities trading account.

          RECITAL OF INVESTMENT POLICIES

          Registrant has the following investment policies which, although significant, are not deemed fundamental and may be changed without shareholder approval:

          At the close of each fiscal quarter, at least 50% of the value of Registrant's total assets will be represented by:

          cash and cash items (including receivables) and securities which are issued or guaranteed as to principal or interest by the United States, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of Registrant's total assets, and

          At the close of each fiscal quarter, not more than 25% of the value of Registrant's total assets will be invested in the securities of any one issuer, other than securities which are issued or guaranteed as to principal or interest by the Untied States.

          PORTFOLIO TURNOVER

          Changes in portfolio composition will be made in an effort to accomplish the Registrant's objective. Registrant does not intend to seek short-term trading profits, although securities may be sold whenever management believes it advisable, regardless of the time any particular asset may have been held. Registrant anticipates that its annual portfolio turnover rate will generally not exceed 100%. A 100% turnover rate would occur if all of Registrant's portfolio investments were sold and either repurchased or replaced within one year. High turnover may result in increased transaction costs to Registrant; however, the rate of turnover will not be a limiting factor when Registrant deems it desirable to purchase or sell portfolio investments.
Therefore, depending on market conditions, Registrant's annual portfolio turnover rate may exceed 100% in a particular year.

     3.   RISK FACTORS:

          Not applicable

     4.   OTHER POLICIES:

          Not applicable

     5.   SHARE PRICE DATA:

          Not applicable

     6.   BUSINESS DEVELOPMENT COMPANIES:

          Not applicable

Item 9.   MANAGEMENT.

     1.   GENERAL:

          a)   BOARD OF DIRECTORS:

          Under the laws of the State of New York, the directors of the Registrant are responsible for management of the business of the corporation, including the administration of its internal affairs and management of its assets. Directors have the duty to act for the corporation according to their best business judgment.

          b)   INVESTMENT ADVISERS:

          Morgan Guaranty Trust Company of New York, 522 Fifth Avenue, New York, New York 10036, is the Registrant's investment adviser ("Morgan").

          The Investment Management Division of Morgan exercises investment management responsibilities with respect to three types of accounts: as executor and as trustee of Personal Trust Accounts; as trustee or investment manager of Employee Benefit Plan Accounts; and as investment manager or investment adviser for individuals and institutions. Morgan had under the management of its Trust and Investment Division $257 billion of clients' assets as of December 31, 1997. Morgan and its predecessors have been engaged in serving as fiduciary or as investment manager since the early 1900's.

          Morgan  is  a   wholly-owned   subsidiary   of  J.  P.  Morgan  &  Co.
Incorporated.

          No affiliated person of the Registrant is also an affiliated person of Morgan.

          The investment advisory fee payable to Morgan is .28 percent of the net assets of the Registrant under its management. The fee is computed and payable quarterly, based on the market value of net assets held by Morgan on the last day of each fiscal quarter.

          Morgan  received  investment   advisory  fees  aggregating   $110,023,
$109,177 and $111,188 applicable to the fiscal years ended April 30, 1998, 1997 and 1996, respectively.

          Services provided and paid for by Morgan include clerical and bookkeeping, preparation and issuance of reports and statements, assistance in determining valuations, trading and custody of securities, review of and recommendations on investments, and making of distributions to shareholders of the Registrant.

          (a) Registrant has no expense limitation provision. No fees, expenses or costs of the Registrant are to be paid by persons other than Morgan or the Registrant.

               Registrant has no management-related service contract.

               No person (other than the directors, officers or employees of the Registrant, as such, or Morgan), pursuant to any understanding, whether formal or informal, regularly furnishes advice to the Registrant or to Morgan with respect to the desirability of the Registrant's investing in, purchasing or selling securities or other property, or is empowered to determine what securities or other property should be purchased or sold by the Registrant, and receives direct or indirect remuneration.

          c)   PORTFOLIO MANAGEMENT:

          The portfolio manager who is primarily responsible for the day-to-day management of the Registrant's portfolio is Robert W. Meiselas, Vice President of the Registrant's investment adviser, Morgan Guaranty Trust Company of New York. Mr. Meiselas has been the Registrant's portfolio manager since January, 1996 and has been employed by the J.P. Morgan companies for more than the past five years.

          d)   ADMINISTRATORS:

          The Registrant has no employees. The accounting firm of Yohalem Gillman & Company LLP, 477 Madison Avenue, New York, New York 10022, provides administrative management services to the Registrant, including general and investment bookkeeping, bill paying, corporate correspondence including shareholder communications, maintenance of books, ledgers, statements and other records, preparation of internal financial statements and cash flow analysis, reports to the Board of Directors, and the like. Said accounting firm is compensated on a time basis and received $89,200 for the Registrant's fiscal year ended April 30, 1998.

          e)   CUSTODIANS:

          Morgan Guaranty Trust Company of New York, 522 Fifth Avenue, New York, New York 10036, holds all of the portfolio securities of the Registrant as custodian. The Registrant acts as its own transfer agent, at the offices of its general counsel, Kantor, Davidoff, Wolfe, Mandelker & Kass, P.C., 51 East 42nd Street,

New York, New York 10017. Morgan Guaranty Trust Company of New York acts as the Registrant's dividend paying agent.

          f)   EXPENSES:

               Not applicable

          g)   AFFILIATED BROKERAGE:

               Not applicable

     2.   NON-RESIDENT MANAGERS:

          Not applicable

     3.   CONTROL PERSONS:

          Incorporated by reference from the Registrant's Proxy Statement, dated May 26, 1998, filed electronically on June 2, 1998 with the Securities and Exchange Commission. See Section entitled "Principal and Management Shareholders". Item 10. CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES.

     1.   CAPITAL STOCK:

          Registrant has a single class of capital stock, $.02 par value per share, as to which the following information applies:

          (1) Each outstanding share entitles the holder to one vote and to participate equally in dividends, distributions of capital and net assets on liquidation. The shares carry no cumulative voting rights. Fractional shares entitle the holder to the same voting, dividend, distribution and other rights as whole shares on a pro-rata basis. The shares are fully paid and non-assessable when issued.

          (2) The shares carry no pre-emptive or conversion rights, and there are no redemption or sinking fund provisions.

          (3) The rights of holders of such stock may not be modified otherwise than by a vote of a majority of the shares outstanding, voting as a class.

          (4) The Registrant has in effect a plan for the repurchase of its shares as follows. The Registrant shall repurchase shares from time to time, upon specific request from non-affiliated shareholders who were employees of its former operating subsidiary, Danskin, Inc., (i) at or after age 65, or (ii) upon death, at a purchase price in each case equal to the net asset value of the Registrant's shares as of the end of the fiscal quarter in which the Registrant receives a shareholder's request for repurchase. All such repurchases shall be made in compliance with all of the provisions of SEC Rule 23c-1. (a) Registrant has a single class of capital stock, $.02 par value per share, as to which the following information applies:

     2.   LONG-TERM DEBT:

          Not applicable

     3.   GENERAL:

          Not applicable

     4    TAXES:

          (a) Registrant intends to continue to qualify for and maintain its election of the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company under the Code is necessary to insure that (a) shareholders will be entitled to treat as tax exempt income amounts distributed to them which are designated "exempt-interest dividends" by the Registrant and (b) Registrant will not be subject to income tax with respect to non-exempt income which it distributes to shareholders. In order to so qualify, Registrant must (i) annually derive at least 90% of its gross income from interest, payments with respect to securities loans, and sale or other disposition of securities, (ii) annually derive less than 30% of its gross income from the sale or disposition of securities held for less than three months, and (iii) at the close of each fiscal quarter meet certain asset diversification requirements.

          (b)  TAX   TREATMENT   OF   INCOME   DIVIDENDS   AND   CAPITAL   GAINS
               DISTRIBUTIONS.

          Registrant will distribute to shareholders substantially all of its net investment income each year in the form of dividends. As previously stated, Registrant intends to maintain at least 50% of its invested assets in tax exempt securities, so that it will qualify to pay "exempt-interest dividends" (as defined by Section 852 (b) (5) of the Code) to its shareholders. A portion of the income dividends to shareholders would qualify as exempt-interest dividends if, at the close of each quarter of the fiscal year, as little as 50% of the value of Registrant's total assets consisted of tax exempt securities. The remainder of the income dividends would be taxable as ordinary income. The Registrant will give notice annually to shareholders regarding the character of the dividends distributed.

          Exempt-interest dividends distributed to shareholders are not includable in the shareholders' gross income for federal income tax purposes. However, distributions of ordinary income dividends and capital gains realized by Registrant upon the sale or redemption of securities will subject its shareholders to federal income taxation. The short-term or long-term character of capital gains distributed to shareholders will be determined by the length of time during which the particular securities were held by the Registrant, not the length of time during which a shareholder held shares of the Registrant.

          (c)  DIVIDEND POLICY

          Registrant's distribution policy is to pay cash dividends to shareholders at least quarterly. The timing of such distributions by the Registrant is consistent with the distributions received by it from its investment portfolio, to the extent practicable.

          The Registrant also distributes, on a semi-annual basis, all or substantially all of its net accumulated capital gains. To the extent that any of such net capital gains is not so distributed, the undistributed portion will be subject to federal income tax. In addition, if 98% of the Registrant's capital gain net income for the 12 month period ending on October 31st of each calendar year is not distributed, an excise tax of 4% will be imposed on the excess of the required distribution over the distributed amount for that calendar year. The Registrant intends to structure its distributions to avoid liability for this excise tax, to the extent possible. Since the Registrant is a closed-end management investment company, it has not provided for the reinvestment of distributions in additional shares.

          (d)  SPECIAL OR UNUSUAL TAX ASPECTS

          There are no special or unusual tax aspects of the Registrant, other than those described above.

     5.   OUTSTANDING SECURITIES:

          The  following  table  sets  forth  certain   information  as  to  the
Registrant's capital stock as of May 15, 1998:
                                                                      (4)
        (1)                   (2)                   (3)              Amount
                                                Amount Held       Outstanding
                                               by Registrant      Exclusive of
                             Amount              or for its       Amount Shown
   Title Of Class          Authorized             Account          Under (3)
   --------------          ----------             -------          ---------
Capital stock, $.02        6,000,000            61,038.3195      3,138,061.6805
par value per share          shares                shares            shares


     6.   SECURITIES RATINGS:

          Not applicable

Item 11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES.

          (1) Registrant has not issued and does not have outstanding any senior securities.

          (2) Registrant has not issued and does not have outstanding any capital stock on which there exists any accumulated dividend.

Item 12.  PENDING LEGAL PROCEEDINGS.

          The Registrant is not a party to any material pending legal proceeding. There are no material pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the investment adviser of the Registrant is a party. The Registrant has no subsidiaries and no underwriters.

Item 13.  TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 PAGE NUMBER

          General Information and History                              2
          Investment Objectives and Policies                           2
          Management                                                  16
          Control Persons and Principal Holders
              of Securities                                           10
          Investment Advisory and Other Services                       7
          Brokerage Allocation                                        17
          Tax Status                                                  11
          Financial Statements                                        19


          PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14.  COVER PAGE.

          Not applicable

Item 15.  TABLE OF CONTENTS.

          Incorporated by reference to Item 13 hereof.

Item 16.  GENERAL INFORMATION AND HISTORY.

          Incorporated by reference to Item 8 hereof.

Item 17.  INVESTMENT OBJECTIVES AND POLICIES.

          Incorporated by reference to Item 8 hereof.

Item 18.  MANAGEMENT.

          The table below provides certain information regarding all officers, directors and advisory board members (none) of the Registrant:

          (1)                        (2)                         (3)

                               Positions Held           Principal Occupations

   NAME AND ADDRESS            WITH REGISTRANT           DURING PAST 5 YEARS
   ----------------            ---------------           -------------------

Peter Goodman1          President and Director         President, Tridan Corp.
Wendover Road

Rye, NY 10580

Warren Fred Pelton1     Vice President, Treasurer      President, National
12651 Hunters           and Director                   Association on Drug
 Lakes Ct.                                             Abuse Problems, Inc.
Bonita Springs,                                        prior to 1996; currently

 FL 33923                                              Director of
                                                       Development,
                                                       International College

Thomas David Flynn      Director                       Trustee Emeritus of
35 Cornwells                                           Columbia University ;
 Beach Road                                            Director Emeritus of
Sands Point, NY                                        National Bureau of
11050                                                  Economic Research

Jay Stanley Negin       Director                       Attorney; Investor
6 Demarest Court
Englewood Cliffs, NJ
07632

Russell Jude Stoever1   Director                       Vice President, Stoever
15 Rockleigh Road                                      Glass & Co., Inc.
Rockleigh, NJ 07647

I. Robert Harris        Secretary                      Of counsel to the law
425 East 58th Street                                   firm of Kantor,
New York, NY 10022                                     Davidoff, Wolfe,
                                                       Mandelker & Kass, P.C.

------------------------------------------
1 A director of Registrant who is an "interested person" or deemed an "interested person" as defined by Section 2(a)(19) of the 1940 Act.

          None of the persons listed above hold any position with any affiliated person of the Registrant. The Registrant does not have any underwriters.

          Each director of the Registrant receives an annual fee of $9,000 for directorial services rendered by him. No executive officer receives cash compensation exceeding $60,000. All executive officers of the Registrant as a group (two persons) received compensation (comprised solely of directors' fees described above) aggregating $18,000 applicable to fiscal 1998 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Registrant, is a member).

Item 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

          Incorporated by reference to subdivision 3 of Item 9 hereof.

Item 20.  INVESTMENT ADVISORY AND OTHER SERVICES.

          Incorporated by reference to subdivision 1 of Item 9 hereof.

Item 21.  BROKERAGE ALLOCATION.

          Registrant paid no brokerage commissions during its three most recent fiscal years.

          The overall objective of Morgan Guaranty Trust Company of New York, the investment adviser, is to obtain the best possible execution of orders for its clients. Subject to this, the investment adviser makes allocations, where possible, of commissions among broker/dealers who have provided investment research services. Quarterly reviews of such services are made including an evaluation of information, materials or services of a research nature which are provided to investment research analysts and portfolio managers on behalf of the investment adviser and J.P. Morgan Investment Management Inc., which acts as agent for the investment adviser. Semi-annual instructions are given to the security traders as to those broker/dealers whose services have been considered useful.

          The adviser seeks to obtain the best price and execution of orders placed for Registrant's assets considering all of the circumstances. If transactions are executed in the over-the-counter market, the adviser will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable. There is no agreement by the adviser with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution, considering all factors including price, the order is placed with that broker or dealer. This may or may not be a broker or dealer which has provided statistical or other factual information to the adviser. Subject to the requirement of seeking the best price and execution, the adviser may, in circumstances in which two or more brokers or dealers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to the adviser. The adviser is of the opinion that while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the adviser. In recognition of the brokerage execution services the adviser may pay a brokerage commission in excess of that which another broker might have charged for the same transaction. The adviser periodically evaluates the overall reasonableness of brokerage commissions. The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker's execution.

Item 22.  TAX STATUS.

          Incorporated by reference to subdivision 4 of Item 10 hereof.

Item 23.  FINANCIAL STATEMENTS.

          Furnished herewith are the Registrant's financial statements listed in
Item 24 of Part C hereof. All other schedules have been omitted since the required information is not present or not present in amounts sufficient to require submission of the schedule, or because the required information is included in the financial statements or the notes thereto.

                           PART C - OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.

          Listed below are all financial statements and exhibits of the Registrant filed as a part of this Amendment to the Registration Statement.

     1.   Financial Statements:

          (a)  Independent Auditor's Report

          (b)  Statements of Assets and Liabilities at April 30, 1998 and 1997;

          (c) Schedules of Investments in Municipal Obligations at April 30, 1998 and 1997;

          (d) Statements of Operations for the years ended April 30, 1998 and 1997;

          (e) Statements of Changes in Net Assets for the years ended April 30, 1998, 1997 and 1996.

          (f)  Notes to the April 30, 1998 and 1997 financial statements

     2.   Exhibits

          (a)  Copy of Restated Certificate of Incorporation, as amended

          (b)  Copy of By-Laws, as amended

          (c)  Not applicable

          (d)  Not applicable

          (e)  Not applicable

          (f)  Not applicable

          (g) Copy of Investment Advisory Agreement between Registrant and Morgan Guaranty Trust Company of New York, as amended

          (h)  Not applicable

          (i)  Not applicable

          (j)  Copy  of  Custodian   Agreement  between  Registrant  and  Morgan
               Guaranty Trust Company of New York

          (k)  Not applicable

          (l)  Not applicable

          (m)  Not applicable

          (n)  Not applicable

          (o)  Not applicable

          (p)  Not applicable

          (q)  Not applicable

          (r)  Financial Data Schedule

Item 25.  MARKETING ARRANGEMENTS.

          Not applicable

Item 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

          Not applicable

Item 27.  PERSON CONTROLLED BY OR UNDER COMMON CONTROL.

          There are no persons directly or indirectly controlled by or under common control with the Registrant.

Item 28.  NUMBER OF HOLDERS OF SECURITIES.

          The following table indicates the number of record holders of the Registrant's capital stock as of May 15, 1998:

          (1)                        (2)
    Title of Class        Number of Record Holders
    --------------        ------------------------

Capital Stock $.02 par
value per share                      75*

----------------------------------------------------------------------
* There were 190 direct, beneficial owners of the Registrant's capital stock. Of that number, all of the shares owned by 116 individuals and some of the shares owned by 3 individuals are held, of record only, by the Tridan Corp. Employees Stock Ownership Trust.

Item 29.  INDEMNIFICATION.

          The Registrant's Restated Certificate of Incorporation, as amended, contains provisions for indemnification of directors and officers, as permitted by Sections 722 and 723 of the New York Business Corporation Law ("NYBCL"), against certain liabilities and expenses which may be incurred in their capacities as directors and officers, and also eliminates the personal liability of directors of the Registrant to the Registrant and its shareholders for damages for any failure on the part of the directors to exercise the requisite degree of care in fulfilling their duties and responsibilities in their capacity as directors. The Restated Certificate of Incorporation, as amended, further provides that nothing therein contained shall be construed to protect any director of officer against any liability to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          The Registrant's By-laws permit the advancement of expenses incurred in defending an action or proceeding to a director or officer made a party to an action by reason of the fact that he is a director or officer. The By-laws, however, also provide that nothing therein contained shall be construed to protect any director or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Item 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          The Registrant's investment adviser, Morgan Guaranty Trust Company of New York ("Morgan Guaranty") is a New York trust company which is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. Morgan Guaranty conducts a general banking and trust business. At December 31, 1997, Morgan Guaranty had total deposits of approximately $60.7 billion.

          Morgan Guaranty serves as investment adviser to open-end companies registered under the Investment Company Act of 1940.

          To the knowledge of the Registrant, none of the directors, except those set forth in the chart below, or officers of Morgan Guaranty is engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of Morgan Guaranty also hold various positions with, and are engaged in business for, J.P. Morgan & Co. Incorporated, which owns all the outstanding stock of Morgan Guaranty. Set forth below is the name and principal business of each director of Morgan Guaranty who is engaged in another business, profession, vocation or employment of a substantial nature.

       (1)                     (2)                            (3)
      Name              Principal Business             Type of Business
      ----              ------------------             ----------------

Paul A. Allaire         Chairman of the Board          Office automation and
                        and Chief Executive Officer    equipment
                        Xerox Corporation

Riley P. Bechtel        Chairman and Chief             Construction and
                        Executive Officer              engineering
                        Bechtel Group, Inc.

Lawrence A. Bossidy     Chairman of the Board          Aerospace/Defense
                        and Chief Executive Officer
                        Allied Signal Inc.

Martin Feldstein        President and Chief            Private non-profit
                        Executive Officer              organization
                        National Bureau of
                        Economic Research, Inc.

Ellen V. Futter         President                      Private non-profit
                        American Museum of             organization
                        Natural History

Hanna H. Gray           President Emeritus and         Academic institution
                        Harry Pratt Judson
                        Distinguished Service
                        Professor of History
                        The University of Chicago

James R. Houghton       Retired Chairman               Glass
                        Corning Incorporated

James L. Ketelsen       Retired Chairman and           Oil, pipelines and
                        Chief Executive Officer        manufacturing
                        Tenneco Inc.

John A. Krol            Chairman of the Board          Chemicals
                        E.I. duPont deNemours
                        and Company

Lee R. Raymond          Chairman of the Board and      Oil and gas
                        Chief Executive Officer
                        Exxon Corp.

Richard D. Simmons      Retired President              Newspaper
                        Washington Post Company
                        and International Herald
                        Tribune

Douglas C. Yearley      Chairman of the Board and      Copper
                        Chief Executive Officer
                        Phelps Dodge Corporation

Item 31.  LOCATION OF ACCOUNTS AND RECORDS.

          Physical possession of all accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder is maintained as follows:

          (a) Those relating to purchases and sales of securities, interest received and accrued thereon, receipts and disbursements of cash and all other debits and credits relating thereto, money balances and the like are maintained by the Registrant's investment adviser and custodian, Morgan Guaranty Trust Company of New York, 522 Fifth Avenue, New York, New York 10036.

          (b) Those which constitute the record forming the basis for financial statements required to be filed pursuant to Section 30 of the 1940 Act and of the auditor's certificates relating thereto (other than those described in subdivision (a) above) are maintained by the Registrant itself at its principal office, 477 Madison Avenue, New York, New York 10022.

          (c) Registrant's charter documents, by-laws, minute books and capital stock records are maintained by the Registrant's general counsel, I. Robert Harris, Esq., c/o Kantor, Davidoff, Wolfe, Mandelker & Kass, P.C., 51 East 42nd Street, New York, New York 10017.

Item 32.  MANAGEMENT SERVICES.

          Registrant does not have, and has not had during the last three fiscal years, any management-related service contract.

Item 33.  UNDERTAKINGS.

          Not applicable

                                   SIGNATURES

          Pursuant to the requirements the Investment company Act of 1940, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf of the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of August, 1998.

                                                  TRIDAN CORP.
                                                  --------------------
                                                  Registrant

                                                  /s/ Peter Goodman

                                                  By: Peter Goodman
                                                  --------------------
                                                  President

                              FINANCIAL STATEMENTS

                                  TRIDAN CORP.

                                  ANNUAL REPORT

                       YEARS ENDED APRIL 30, 1998 AND 1997

                                      WITH

                          INDEPENDENT AUDITOR'S REPORT

                                  TRIDAN CORP.

                                TABLE OF CONTENTS

                                  ANNUAL REPORT

                                                            Form N-2
                                                            Item 24/1
                                                            REFERENCE  PAGE

INDEPENDENT AUDITOR'S REPORT                                 1(a)        1-3

FINANCIAL STATEMENTS

    Statements of Assets and Liabilities at
      April 30, 1998 and 1997                                1(b)         1

    Schedules of Investments in Municipal Obligations at
      April 30, 1998 and 1997                                1(c)        1-4

    Statements of Operations for the
      Years Ended April 30, 1998 and 1997                    1(d)         1

    Statements of Changes in Net Assets for the
      Years Ended April 30, 1998, 1997 and 1996              1(e)         1

    Notes to Financial Statements                            1(f)        1-4

1(a)

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors
Tridan Corp.

We have audited the accompanying statements of assets and liabilities of Tridan Corp., including the schedules of investments in municipal obligations, at April 30, 1998 and 1997 and the related statements of operations for the years then ended, the statements of changes in net assets for each of the three years in the period then ended and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1998 and 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the elected per share data and ratios referred to above present fairly, in all material respects, the financial position of Tridan Corp. at April 30, 1998 and 1997, the results of its operations for the years then ended, the changes in its net assets for each of the three years in the period then ended and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

       /s/ Leslie Sufrin & Company, P.C.

May 19, 1998

                        CONSENT OF INDEPENDENT AUDITOR'S

We consent to the use of our report, dated May 19, 1998, covering Tridan Corp.'s financial statements for the years ended April 30, 1998 and 1997 in Amendment No. 19 to the Registration Statement (Form N-2) of Tridan Corp.

       /s/ Leslie Sufrin & Company, P.C.

New York, NY
June 16, 1998

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Tridan Corp.

In planning and performing our audit of the financial statements of Tridan Corp. for the year ended April 30, 1998, we considered its internal control, including controls over safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control.

The management of Tridan Corp. is responsible for establishing and maintaining an internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in internal control, errors or irregularities may occur and may not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of any specific internal control component does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of April 30, 1998.

This report is intended soley for the information and use of management and the Securities and Exchange Commission.

     /s/ Leslie Sufrin & Company, P.C.

New York, NY
May 19, 1998

1(b)

                                  TRIDAN CORP.

                      STATEMENTS OF ASSETS AND LIABILITIES

                             April 30, 1998 and 1997

   ASSETS                                             1998           1997
   ------                                             -----          ----

Investments in municipal obligations, at
   market value (amortized cost - $36,164,626
   and $34,729,443, respectively)                  $37,749,270    $35,832,542

Cash and cash equivalents                              512,173      2,189,569

Accrued interest receivable                            623,430        607,284

Prepaid insurance                                        4,023          4,023
                                                   -----------    -----------

         Total assets                               38,888,896     38,633,418
                                                   -----------    -----------

   LIABILITIES

Accrued liabilities                                     82,246         67,415

Common stock redemption payable (Note 4)                     -         89,685
                                                   -----------    -----------

         Total liabilities                              82,246        157,100
                                                   -----------    -----------

Contingency (Note 6)

   NET ASSETS

Netassets (equivalent to $12.37 and $12.25
   per share, respectively, based on
   3,138,061.6805 shares and 3,140,716.616
   shares of common stock outstanding,
   respectively (Note 4))                          $38,806,650    $38,476,318
                                                   ===========    ===========

              The accompanying notes are in integral part of these
                              financial statements.

1(c)

                                  TRIDAN CORP.

                SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS

                             April 30, 1998 and 1997

                                                            1998                                  1997
                                            ------------------------------------   ------------------------------------
                                            Principal    Amortized      Market     Principal    Amortized      Market
                                              Amount        Cost         Value       Amount        Cost         Value
                                            ----------   ----------   ----------   ----------   ----------   ----------
REVENUE BACKED
--------------
Metropolitan Transportation Authority
  Service Contract Commuter Facilities
  5-3/4% due July 1, 2008                   $1,000,000   $  967,737   $1,059,460   $1,000,000   $  965,655   $1,004,370

  6-5/8% due July 1, 2002                    1,000,000    1,000,853    1,077,210    1,000,000    1,001,026    1,060,990

Metropolitan Transportation Authority
  Commuter Facilities Revenue, 3rd Series
  7-1/4% due July 1, 1998                         --           --           --      1,000,000      999,477    1,031,300

Municipal Assistance Corp. for N.Y.C
  N.Y. Public Imp Unlimited Tax
  6% due July 1, 2006                        1,000,000    1,059,309    1,088,010    1,000,000    1,065,029    1,059,590

Municipal Assistance Corp. for N.Y.C
  N.Y. Resolution:
  6-5/8% due July 1, 2003                      250,000      248,158      270,405      250,000      247,890      268,398

  6-5/8% due July 1, 2002                      750,000      746,689      814,695      750,000      746,073      807,428

The Trust for Cultural Resources of
  N.Y.C. Rev Ref Bonds Series
  Adjusted rate due April 1, 2005            1,000,000    1,000,000    1,014,120    1,000,000    1,000,000      979,520

N.Y.S. Dormitory Authority - State
  University Educational Facilities:
  7-1/2% due May 15, 2011                      590,000      577,590      726,650      590,000      577,096      685,863

  5-1/4% due May 15, 2004                    1,000,000    1,024,905    1,035,800         --           --           --

  7.30% due May 15, 2000                       735,000      735,000      779,423      735,000      735,000      780,239

N.Y.S. Environmental Facilities
  Pollution Control - Revolving Fund
  7.15% due March 15, 2002                     400,000      400,000      416,768      400,000      400,000      423,340

N.Y.S. Local Government Assistance Corp.:
  5.70% due April 1, 2003                    1,000,000      995,677    1,051,890    1,000,000      994,986    1,030,280

  5.60% due April 1, 2002                    1,000,000      998,196    1,039,660    1,000,000      997,822    1,027,630

  6-3/4% due April 1, 2001                     250,000      249,351      266,195      250,000      249,173      265,785

              The accompanying notes are in integral part of these
                              financial statements.

                                  TRIDAN CORP.

                SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS

                                   (Continued)

                             April 30, 1998 and 1997

                                                            1998                                  1997
                                            ------------------------------------   ------------------------------------
                                            Principal    Amortized      Market     Principal    Amortized      Market
                                              Amount        Cost         Value       Amount        Cost         Value
                                            ----------   ----------   ----------   ----------   ----------   ----------

REVENUE BACKED (CONTINUED)
--------------------------
N.Y.S. Medical Care Facilities
  Finance Agency - (FHA) Hospital
  Revenue Insured Mortgages
  7. 10% due February 15, 2000              $   50,000   $   50,000   $   52,498   $   95,000   $   95,000   $  100,659

N.Y.S. Thruway Authority - Local
  Highway and Bridge
  6% due April 1, 2002                       1,000,000    1,022,154    1,048,370    1,000,000    1,027,106    1,032,050

N.Y.S. Urban Development Corp.
  Purp Rev Sub Lien
  6% due July 1, 2005                        1,500,000    1,579,760    1,619,115    1,500,000    1,588,762    1,581,150

Power Authority of N.Y.S
  General Purpose Revenue:
  6-1/2% due January 1, 2008                 1,675,000    1,733,127    1,906,719    1,675,000    1,737,445    1,852,064

  6-5/8% due January 1, 2003                 1,000,000    1,025,051    1,090,470    1,000,000    1,029,569    1,086,570

  6.40% due January 1, 2000                       --           --           --      1,000,000    1,000,352    1,042,390
                                            ----------   ----------   ----------   ----------   ----------   ----------
                                            15,200,000   15,413,557   16,357,458   16,245,000   16,457,461   17,119,616
                                            ----------   ----------   ----------   ----------   ----------   ----------
INSURED
-------
Mt. Sinai, N.Y. Union Free School District
  6.20% due February 15, 2011                1,070,000    1,065,240    1,195,169    1,070,000    1,065,018    1,162,116

Municipal Assistance Corp. for N.Y.C
  5-1/4% due July 1, 2002                      500,000      509,260      516,475    1,500,000    1,533,671    1,536,975

N.Y.C. General Purpose
  Unlimited Tax Series
  6-3/4% due February 1, 2009                1,000,000    1,162,140    1,154,410         --           --           --

N.Y.C. Municipal Water Authority
  6.0% due June 15, 2009                     2,000,000    2,232,077    2,207,620         --           --           --

N.Y.C. Ref Unlimited
  6-3/4% due August 15, 2003                   500,000      547,494      553,840      500,000      555,227      547,605

N.Y.S. Dormitory Authority - Ref
  City University
  5-3/4% due July 1, 2012                    1,000,000    1,024,272    1,077,280    1,000,000    1,025,379    1,029,550


              The accompanying notes are in integral part of these
                              financial statements.

                                  TRIDAN CORP.

                SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS

                                   (Continued)

                             April 30, 1998 and 1997

                                                            1998                                  1997
                                            ------------------------------------   ------------------------------------
                                            Principal    Amortized      Market     Principal    Amortized      Market
                                              Amount        Cost         Value       Amount        Cost         Value
                                            ----------   ----------   ----------   ----------   ----------   ----------

INSURED (CONTINUED)
-------------------
N.Y.S. Dormitory Authority - Pace University
  6-1/2% due July 1, 2009                   $1,000,000   $1,131,579   $1,146,050   $     --     $     --     $     --

N.Y.S. Dormitory Authority - City
  University Sys Cons
  6-1/4% due July 1, 2005                      500,000      537,016      549,795      500,000      541,210      538,750

N.Y.S. Medical Care Facilities Finance Agency
  - Beth Israel Medical Center Project
  7.20% due November 1, 1998                      --           --           --      1,000,000    1,000,000    1,055,650

N.Y.S. Thruway Authority - Highway
  and Bridge Trust Fund
  6.40% due April 1, 2004                      500,000      518,603      548,945      500,000      521,181      541,290

City of Oswego, N.Y. Public Improvement:
  6.40% due May 15, 2002                       500,000      500,889      538,280      500,000      501,077      538,120

  6.40% due May 15, 2001                       500,000      501,978      531,210      500,000      502,551      533,060

Commonwealth of Puerto Rico
  General Obligation
  5-1/2% due July 1, 2006                      600,000      637,208      637,266      600,000      640,886      618,942

Puerto Rico Electric Power Authority
  Rev Ref Perin Link Stars & Stripes
  5.80% due July 1, 2005                       500,000      529,974      540,645      500,000      533,400      525,690

Puerto Rico Highway &
  Transportation Authority
  6-1/4% due July 1, 2004                         --           --           --      1,000,000    1,074,342    1,079,950

Puerto Rico Municipal Finance Agency
  6.0% due July 1, 2005                      1,000,000    1,051,764    1,095,340         --           --           --

University of Puerto Rico Revs Ref
  6-1/4% due June 1, 2008                    1,000,000    1,061,306    1,133,970    1,000,000    1,065,759    1,097,370

City of Yonkers, NY General Purposes
  Unlimited Tax
  5.50% due August 1, 2005                   1,000,000    1,032,951    1,050,400    1,000,000    1,036,641    1,021,330
                                            ----------   ----------   ----------   ----------   ----------   ----------
                                            13,170,000   14,043,751   14,476,695   11,170,000   11,596,342   11,826,398
                                            ----------   ----------   ----------   ----------   ----------   ----------

              The accompanying notes are in integral part of these
                              financial statements.

                                  TRIDAN CORP.

                SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS

                                   (Continued)

                             April 30, 1998 and 1997

                                                            1998                                  1997
                                            ------------------------------------   ------------------------------------
                                            Principal    Amortized      Market     Principal    Amortized      Market
                                              Amount        Cost         Value       Amount        Cost         Value
                                            ----------   ----------   ----------   ----------   ----------   ----------

GENERAL OBLIGATIONS
-------------------
N.Y.C. General Purpose
  Unlimited Tax Series
  5.4% due August 1, 2000                   $  835,000   $  827,968   $  853,787   $  850,000   $  842,738   $  864,552

N.Y.C. Ref Unlimited:
  5-7/8% due August 1, 2003                  2,000,000    2,107,198    2,109,120         --           --           --

  5-3/4% due August 1, 2002                  1,000,000      991,770    1,044,050    1,000,000      990,229    1,027,280

State of New York Ref Unlimited Tax
  6.5% due July 15, 2005                     1,700,000    1,857,999    1,890,366    1,700,000    1,875,832    1,853,357
                                            ----------   ----------   ----------   ----------   ----------   ----------
                                             5,535,000    5,784,935    5,897,323    3,550,000    3,708,779    3,745,189
                                            ----------   ----------   ----------   ----------   ----------   ----------
U.S. - GOVERNMENT BACKED
------------------------
  N.Y.C. General Purpose
  5.4% due August 1, 2000                       15,000       14,770       15,338         --           --           --

Monroe County N.Y. Pub Imp Unlimited Tax
  6% due June 1, 2010                          900,000      907,613    1,002,456      900,000      908,034      965,079

Triborough Bridge & Tunnel
  Authority - Revenue Refunding
  7% due January 1, 2020                          --           --           --      1,000,000    1,063,964    1,091,450

  6.80% due January 1, 2004                       --           --           --      1,000,000      994,843    1,084,810
                                            ----------   ----------   ----------   ----------   ----------   ----------
                                               915,000      922,383    1,017,794    2,900,000    2,966,841    3,141,339
                                            ----------   ----------   ----------   ----------   ----------   ----------

                                           $34,820,000  $36,164,626  $37,749,270  $33,865,000  $34,729,443  $35,832,542
                                            ==========   ==========   ==========   ==========   ==========   ==========

              The accompanying notes are in integral part of these
                              financial statements.

1(d)

                                  TRIDAN CORP.

                            STATEMENTS OF OPERATIONS

                       Years Ended April 30, 1998 and 1997

                                                          1998           1997
                                                          ----           ----
Investment income:

   Interest                                           $ 2,212,247    $ 2,230,860

   Amortization of bond premium
    and discount - net                                  (118,003)      (116,036)
                                                     -----------    -----------

      Total investment income                          2,094,244      2,114,824
                                                     -----------    -----------
Expenses:

   Investment advisory fee (Note 2)                      110,023        109,177

   Professional fees                                      86,965         84,603

   Directors' fees                                        45,000         45,000

   Administrative fee                                     89,200         88,630

   Insurance and administrative expenses                  10,681          6,695
                                                     -----------    -----------

      Total expenses                                     341,869        334,105
                                                     -----------    -----------

Investment income - net                                1,752,375      1,780,719
                                                     -----------    -----------

Realized and unrealized gain (loss) on investments:

   Net realized gain on investments                      327,896        460,541

   Change in unrealized appreciation
    of investments for the year                          481,545       (594,075)
                                                     -----------    -----------

     Net gain (loss) on investments                      809,441       (133,534)
                                                     -----------    -----------

Net increase in net assets
 resulting from operations                           $ 2,561,816    $ 1,647,185
                                                     ===========    ===========

              The accompanying notes are in integral part of these
                              financial statements.

1(e)

                                  TRIDAN CORP.

                       STATEMENTS OF CHANGES IN NET ASSETS

                       Years Ended April 30, 1998 and 1997

                                                 1998            1997            1996
                                                ------          ------          ------
Increase (decrease) in net assets
 resulting from operations:
  Investment income - net                    $  1,752,375    $  1,780,719    $  2,059,838

  Net realized gain on investments                327,896         460,541         217,296

  Change in unrealized appreciation               481,545        (594,075)       (184,655)
                                             ------------    ------------    ------------

      Net increase in net assets

       resulting from operations                2,561,816       1,647,185       2,092,479

Distributions to shareholders from:

  Investment income - net                      (1,952,849)     (1,683,398)     (2,008,864)

  Capital gains - net                            (245,269)       (522,977)       (200,890)

Redemptions of 2,654.9355 shares,
  13,393.5815 shares and

  2,993.5065 shares, respectively                 (33,366)       (165,145)        (37,777)
                                             ------------    ------------    ------------

      Total increase (decrease)                   330,332        (724,335)       (155,052)

Net assets:

  Beginning of year                            38,476,318      39,200,653      39,355,705
                                             ------------    ------------    ------------

  End of year, including
   o  Net undistributed investment income

      of $5,505, $205,979 and $108,658,
      respectively, and

   o  Net undistributed (over distributed)
      capital gains of $36,560, $(46,067)

      and $16,369, respectively              $ 38,806,650    $ 38,476,318    $ 39,200,653
                                             ============    ============    ============

              The accompanying notes are in integral part of these
                              financial statements.

1(f)

                                    TRIDAN CORP.

                            NOTES TO FINANCIAL STATEMENTS

                               April 30, 1998 and 1997

Note 1 - Significant Accounting Policies
----------------------------------------
The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, in the preparation of its financial statements.

Acquisition and Valuation of Investments
----------------------------------------
Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date. Investments are carried at amortized cost in the Company's accounting records but are shown at market value in the accompanying financial statements. Short-term investments are stated at cost, which is equivalent to market value.

Market values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation, if available; if not available, such value is based on a yield matrix for similarly traded municipal obligations.

Amortization of Bond Premium or Discount
----------------------------------------
In determining investment income, bond premium or discount is amortized on a straight-line basis over the remaining term of the obligation.

Income Taxes
------------
It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no income tax provision is required.

Cash and Cash Equivalents
-------------------------
The Company considers all investments that can be liquidated on demand to be cash equivalents. The Company maintains all of its cash and cash equivalents in one financial institution. At times, such balances may be in excess of amounts insured by the Federal Deposit Insurance Corporation.

Concentration of Credit Risk
----------------------------
The value of the Company's investments may be subject to possible risks involving, among other things, the continued credit worthiness of the various state and local government agencies and public financing authorities underlying its investments. The Company and its investment adviser periodically consider the credit quality of the Company's investments, and the Company adheres to its investment objective of investing only in investment grade securities.

                                  TRIDAN CORP.

                          NOTES TO FINANCIAL STATEMENTS

                             April 30, 1998 and 1997

Note 2 - Investment Advisory Fee
--------------------------------
The Company utilizes the services of Morgan Guaranty Trust Company of New York ("Morgan") as its investment adviser and custodian for its investments. The annual advisory fee is .28 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the market value of net assets held by Morgan on the last day of each fiscal quarter.

Note 3 - Investment Transactions
--------------------------------
Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $8,740,000 and $7,513,000, respectively, for the year ended April 30, 1998 and $7,637,000 and $8,763,000, respectively, for the year ended April 30, 1997.

At April 30, 1998 and 1997, the net unrealized appreciation on investments in municipal obligations was $1,584,644 and $1,103,099, respectively.

Note 4 - Common Stock, Net Asset Values and Share Redemption Plan
-----------------------------------------------------------------
At April 30, 1998 and 1997, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982, and additional paid-in capital aggregating $312,787.

The net asset value per share is calculated by dividing the value of all assets less total liabilities by the number of common shares outstanding at the end of the period.

The net asset value per share and the shares outstanding were as follows:

                                                              April 30,
                                                         -------------------
                                                          1998         1997
                                                         ------       ------
   Net asset value:
     - at market value of the underlying investments     $12.37       $12.25

     - at amortized cost                                 $11.86       $11.90

   Shares outstanding at:

   April 30, 1998                                          3,138,061.6805
   April 30, 1997                                          3,140,716.6160

                                  TRIDAN CORP.

                          NOTES TO FINANCIAL STATEMENTS

                             April 30, 1998 and 1997

Note 4 - Common Stock, Net Asset Values and Share Redemption Plan (Continued)
-----------------------------------------------------------------------------
The Company's share redemption plan permits "eligible shareholders" or their estates to have their shares redeemed upon reaching age 65 or upon death. Shares are redeemed at the net asset value per share as of the end of the Company's fiscal quarter in which the request for redemption is received. At April 30, 1998 and 1997, $700,355 (61,038.3195 shares) and $666,989 (58,383.384 shares), respectively, had been redeemed under this plan.

Note 5 - Distributions
----------------------
During the years ended April 30, 1998 and 1997, distributions, which except for capital gains were exempt from federal income tax, of $2,198,118 ($.70 per share) and $2,206,375 ($.70 per share), respectively, were declared and paid to shareholders.

Note 6 - Contingency
--------------------
Prior to becoming a management investment company in April 1980, the Company, through its subsidiaries, was engaged in the business of manufacturing and selling women's and children's apparel, principally under the trademark "Danskin". In April 1980, the Company sold this business to International Playtex, Inc. ("Playtex"). The item outlined below relates to these prior operations of the Company.

On May 25, 1982, the Company was notified by Playtex of certain counterclaims asserted by a former customer of the Company in an action instituted by Playtex to recover amounts allegedly due for goods sold and delivered to this former customer. This former customer seeks damages of approximately $800,000 for the Company's and Playtex's alleged refusal to sell merchandise to them. In management's opinion, it is unlikely that the resolution of this contingency will result in a liability which would materially affect the Company's financial position.

                                  TRIDAN CORP.

                          NOTES TO FINANCIAL STATEMENTS

                             April 30, 1998 and 1997

Note 7 - Supplementary Information
----------------------------------

Selected per share data and ratios.

                                                      For the Fiscal Years Ended April 30,
                                      -----------------------------------------------------------------
                                         1998          1997          1996          1995          1994
                                      ---------     ---------     ---------     ---------     ---------
Per share data:
   Investment income                  $     .67     $     .68     $     .75     $     .80     $     .82
   Expenses                                (.11)         (.11)         (.10)         (.10)         (.10)
                                      ---------     ---------     ---------     ---------     ---------

   Investment income - net                  .56           .57           .65           .70           .72
   Net realized and unrealized gain
    (loss) on investments                   .26          (.04)          .01          (.02)         (.35)
Distributions:
   Investment income - net                 (.62)         (.54)         (.64)         (.67)         (.77)
   Capital gains - net                     (.08)         (.17)         (.06)         (.03)         (.08)
                                      ---------     ---------     ---------     ---------     ---------
   Net increase (decrease)
   in net asset value                       .12          (.18)         (.04)         (.02)         (.48)

Net asset value:
   Beginning of year                      12.25         12.43         12.47         12.49         12.97
                                      ---------     ---------     ---------     ---------     ---------
   End of year                        $   12.37     $   12.25     $   12.43     $   12.47     $   12.49
                                      =========     =========     =========     =========     =========
Ratios:
   Expenses to average net assets           .88%          .86%          .77%          .77%          .78%

   Investment income - net
    to average net assets                  4.53          4.58%         5.24%         5.60%         5.62%

Average number of shares out-
  standing (in thousands)                 3,139         3,147         3,156         3,159         3,162

                                    EXHIBITS

                                    EXHIBITS

                                TABLE OF CONTENTS

                                                          Form N-2
                                                          Item 24/2
                                                          Reference     Page
                                                          ---------     ----

RESTATED CERTIFICATE OF INCORPORATION                        2(a)        1-5

BY-LAWS                                                      2(b)       1-11

ADVISORY AGREEMENT                                           2(g)        1-7

    Exhibit                                                                8

CUSTODIAN AGREEMENT                                          2(j)        1-6

    Exhibit                                                                7

FINANCIAL DATA SCHEDULE                                      2(r)          1